                                                                EXHIBIT 10.60


                            INVESTOR RIGHTS AGREEMENT

       This Agreement is made as of July 8, 1997, by and among The Zone
Network, Inc., a Washington corporation (the "Company"), Vans, Inc. a Delaware corporation (the "Investor"), and the following holders of shares ("Shares") of the Company's Common Stock ("Common Stock"): Skip Franklin, Greg Prosl, and Todd Tibbets (each a "Founder" and collectively, the "Founders"). The term "Company Securities" as used herein includes Shares, warrants to purchase Shares ("Warrants"), stock options ("Options") and any other security issued by the Company convertible into Common Stock.

                                    RECITALS

       A. As of the date of this Agreement, the Founders are the owners of Shares and the Investor is purchasing Shares pursuant to a subscription agreement between the Company and the Investor dated as of the date hereof (the "Subscription Agreement").

      B. The Company, the Investor and the Founders desire to enter into an agreement setting forth certain rights and obligations relating to the ownership of Company Securities.

       NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      1.   Election of Directors.

               1.1 Voting of Shares. Provided the Investor has not assigned or otherwise transferred more than fifty percent (50%) of the Shares it purchased pursuant to the Subscription Agreement, the Founders and their "affiliates," as that term is defined under the Securities Act of 1933, as amended (the "Securities Act") shall vote the Shares owned by them, or as to which they have voting power, pursuant to the provisions of this Section 1.

               1.2 Election of Directors. In elections of directors of the Company, the Founders and their affiliates shall vote their Shares for one candidate designated by the Investor, which the Company shall take all necessary steps to nominate. The Founders hereby represent that they beneficially own, or have voting control over, in the aggregate, no less than forty-one percent (41%) of the outstanding voting securities of the Company. The total number of directors shall be fixed at seven. The Founders shall take all actions to ensure that the Company's Bylaws are amended to fix the number of directors at seven and to remain at that number.

               1.3 Removal or Resignation of Director and Vacancies. If a vacancy occurs on the Board due either to the removal or the resignation of the director elected in accordance with Section 1.2 above, the remaining directors shall elect a nominee of the Investor. If the remaining directors fail for any reason to elect such designee, the Founders and their affiliates shall cause a shareholders' meeting to be held at the earliest practicable date, at which meeting they shall vote, pursuant to this Agreement, all Shares for such designee.

               1.4 Additional Parties. The Company shall not issue any Shares to any party who would have voting control or legal or beneficial ownership of any of the Company's voting securities in such an amount that would reduce the aggregate beneficial ownership of the voting securities held by the parties to this Agreement to less than 51% of the total outstanding voting securities of the Company unless such party becomes a party to an agreement that requires such party to vote all its voting securities in favor of the election of directors as established by this Agreement, or unless otherwise approved in writing by the Investor.

      2.   Right of First Offer.

               2.1 Each time the Company proposes to sell Company Securities, the Company shall give written notice ("Issue Notice") to the Investor at least thirty (30) days prior to the closing of such proposed sale. The Issue Notice shall describe in reasonable detail the proposed sale of Company Securities, including, without limitation, the number and type of Company Security proposed to be sold, the consideration to be paid, and the names of proposed offerees, if known. The Investor shall have the right, exercisable upon written notice to the Company within fifteen (15) business days after receipt of the Notice, to purchase Company Securities in such sale on the same terms and conditions as those being proposed. The Investor may elect to purchase pursuant to the Issue Notice up to that amount of Company Securities which, when taken together with the other Company Securities of the Company owned by the Investor, gives the Investor the same percentage of the outstanding Common Stock and securities convertible into Common Stock as the Investor shall have immediately prior to such issuance of Company Securities.

               2.2 The Investor shall effect its participation in the sale by delivering to the Company at closing of such sale payment in the amount of the consideration required to purchase the Company Securities determined in accordance with Section 2.1 above.

               2.4 The exercise or non-exercise of the rights to participate in one or more sales of Company Securities made by the Company shall not adversely affect the Investor's rights to participate in subsequent sales of Company Securities pursuant to this Section 2.

               2.5 Upon compliance with the terms of this Agreement and absent any material changes in the terms or conditions of sale from the terms or conditions specified in the Issue Notice, the Company shall have the right to sell Company Securities with respect to which such right of first offer was not exercised upon substantially the terms and conditions (including, without limitation, the purchase price) specified in the Issue Notice.

               2.6 Exempt transfers. Notwithstanding the foregoing, the provisions of Sections 2.1 through 2.5 shall not apply to (a) the sale of Company Securities pursuant to the exercise of Warrants or Options or the otherwise conversion into Shares of any outstanding Company Security; (b) the sale of Company Securities to the public pursuant to a firm commitment underwritten offering pursuant to an effective registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act; (c) the transfer of any Company Security pursuant to any stock incentive plan then currently in affect, or (d) the transfer of any Company Securities to a party's spouse, lineal ancestors or descendants, whether or not by the laws of devise and descent, provided the recipient holds such Company Security subject to the terms of this Agreement and executes a counterpart signature page to this Agreement evidencing his or her consent to be bound by its terms.

      3.   "Piggy-Back "Registration.

               3.1  Certain Definitions.

                      (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                      (b) The term "Registrable Securities" means the (i) the Common Stock of the Company (including the Common Stock of the Company issuable or issued upon exercise of Warrants or Options) and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any Warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned;

                      (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities; and

                      (d) The term "Holder" means the Investor and any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof or who may be added as a party hereto pursuant to the terms of this Agreement, and any assignee thereof in accordance with Section 3.11.

               3.2 Company Registration. If (but without any obligation to do so) the Company proposes to register any Company Security under the Securities Act (other than a registration relating solely to the sale of securities to participants in a Company employee stock plan) then the Company will, each such time, at least thirty days prior to the time of such proposed registration, give written notice of such registration to each Holder. Upon the written request of each Holder given within 15 days after mailing of such notice by the Company, the Company shall, subject to the provisions of this Section 3, cause to be included in the registration statement proposed to be filed by the Company under the Securities Act the Registrable Securities that each such Holder has requested to be registered, all to the extent requisite to permit the sale or other disposition of such securities by each such Holder.

               3.3 Obligations of the Company. Whenever effecting the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                      (a) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                      (b) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonable, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (c) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder shall also enter into and perform its obligations under such an agreement.

                      (d) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               3.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 with respect to any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of its Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

               3.5 Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities for the Holders, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees and disbursements of counsel for the Holders in connection with the registration or (ii) any portion of the underwriters' commission or discounts attributable to the Registrable Securities being offered and sold by the Holders.

               3.6 Underwriting Requirements. The Company shall not be required under Section 3 to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, assuming usual and customary underwriting terms.

               3.7 Underwriter's Limitation. Notwithstanding Section 3.2, if the representative of the underwriters advises the Company that it is such representative's opinion that the inclusion of some or all of the Registrable Securities will materially and adversely affect the success of the offering, the representative may, subject to the limitations set forth in this Section 3, exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Holders may be excluded if the underwriters make the determination described above and provided no other shareholder's securities are included. If the underwriters determine that a limitation is necessary (i.e., that not all of the Holders shares requested to be registered should be registered), then the number of shares of securities that are entitled to be included in the registration and underwriting shall be the maximum number of Holders' Shares that the underwriters believe will not materially and adversely affect the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities otherwise entitled to be included therein owned by each selling Holder or in such other proportion as shall mutually be agreed to by such selling Holders).

               3.8 Delay of Registration. The Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

               3.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each such Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "l934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

                      (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its officers, directors, agents or employees, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter and any other Holder selling securities in such registration statement or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, agent, employee, officer, controlling person, or underwriter, or other such Holder, director, officer, agent, employee or controlling person may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such agent, employee, director, officer, controlling person, or underwriter or other Holder, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that each Holder shall be liable under this Section 3.9(b) for only that amount of losses, claims, damages and liabilities as does not exceed the net proceeds to such Holder as a result of such registration.

                      (c) Promptly after receipt by an indemnified party under this Section 3.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.9 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.9 to the extent materially prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 3.9.

               3.10 Reports Under the Securities Act. With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                      (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                      (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective,

                      (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the l934 Act, and

                      (d) furnish to the any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request, (i) a written statement by the Company that it has complied with the reporting requirement of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the any Holder of any rule or regulation of the SEC which permits the selling of any securities without registration.

               3.11 Assignment of Registration Rights. The rights to register Registrable Securities pursuant to this Section 3 may be assigned by a Holder provided the transferee holds such securities subject to the terms of this Agreement and executes a counterpart signature page to this Agreement evidencing his, her or its consent to be bound by its terms. A transferee or assignee of such securities shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement, provided the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

               3.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the majority vote of the Company Securities held by the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the Registration Rights granted to the Holders hereunder.

               3.13 "Market Stand-Off" Agreement. If the representative of the underwriters advises the Company that it is such representative's opinion that the success of the offering or the price per share of Company Securities subsequent to the offering will or is likely to be materially and adversely affected without some limitations placed on the sale, transfer or other disposition of any Registrable Securities, each Holder agrees to enter into a reasonable "market stand-off" agreement limiting the Holder's right to sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities for up to 120 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        3.14 Termination of Registration Rights. Notwithstanding Section 5 of this Agreement, the rights set forth in this Section 3 shall terminate five years after the closing of a bona fide, underwritten public offering of the Company's Common Stock registered under the Securities Act.

      4. Legends. The parties to this Agreement agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the following legend to enforce the provisions of this Agreement, and the Company agrees to do so promptly. The legend shall be removed upon termination of this Agreement. Each certificate representing Shares shall bear the following legend until such time as the Shares represented thereby are no longer subject to the provisions of this
Agreement:

          These shares are subject to certain voting restrictions by virtue of a Investor Rights Agreement dated as of July 8, 1997, as at any time amended, a copy of which is on file at the offices of the Company. In addition to the above, the sale, pledge, hypothecation or transfer of the securities represented by this certificate is subject to the terms and conditions of such Agreement.

      5. Termination. This Agreement shall terminate in its entirety upon the earlier of (a) ten years from the date hereof; (b) the closing of a public offering of the Common Stock registered under the Securities Act resulting in aggregate proceeds to the Company of at least $10,000,000; or (c) the closing of the sale of all or substantially all of the Company's assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's Securities for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary.

      6.   Miscellaneous.

             6.1 Successors. Except as otherwise specifically provided herein, the provisions of this Agreement shall inure to the benefit of and shall be binding upon the successors, transferees and assignees of any Founder, of the Investor and of any Holder.

             6.2 Counterparts. This Agreement may be executed in more than one counterpart, each of which shall constitute an original of this Agreement but all of which, when taken together, shall constitute one and the same instrument.

             6.3 Modification. Any provision may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (a) as to the Company, only by the Company, (b) as to the Investor, only by the Investor, (c) as to the Holders, by the majority vote of the Company Securities held by the Holders, and (d) as to the Founders, by the majority vote of the Company Securities held by the Founders. Any amendment or waiver effected in accordance with clauses (a), (b), (c) and (d) of this section shall be binding upon the Founders, Investor, Holders, their successors and assigns and the Company. Given such consent by the Company, the Investor, the Holders, and the Founders, additional holders of Company Securities may be added to this Agreement by adding a signature page executed by such additional holders. Notwithstanding any apparent implication to the contrary, with respect to any matter requiring the consent of the Holders, separate consent of the Investor shall not also be required except as may be required to garner the requisite vote of the Holders voting as a class.

             6.4 Applicable Law. This Agreement shall for all purposes be governed by and construed in accordance with the laws of the State of Washington.

             6.5 Notices. All notices, demands or other communications desired or required to be given by any party to any other party hereto shall be in writing and shall be delivered (a) in person or (b) by certified mail, return receipt requested, postage prepaid, addressed: (i) if to the Company, to its President at the address at is principal place of business; or (ii) if to a Founder, the Investor or a Holder, to such address and to the attention of such individual as he, she or it shall have designated in writing to the Company.

             6.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first above written.

THE ZONE NETWORK, INC., a               VANS, Inc., a Delaware corporation
Washington corporation

By   /s/ SKIP K. FRANKLIN               By   [SIG]
    ------------------------------           -----------------------------------

Its CEO                                 Its  Vice President & Gen. Counsel

                             THE ZONE NETWORK, INC.

                          COUNTERPART SIGNATURE PAGE TO

                            INVESTOR RIGHTS AGREEMENT

                            DATED AS OF JULY 8, 1997

FOUNDER:


/s/ SKIP K. FRANKLIN
----------------------------------      ----------------------------------------
Signature                               Signature of Co-Signer, if any

SKIP K. FRANKLIN
----------------------------------      ----------------------------------------
Name (type or print)                    Name of Co-Signer (type or print)

7-18-97
----------------------------------      ----------------------------------------
Date Signed                             Date Signed

                             THE ZONE NETWORK, INC.

                          COUNTERPART SIGNATURE PAGE TO

                            INVESTOR RIGHTS AGREEMENT

                            DATED AS OF JULY 8, 1997

FOUNDER:


/s/ TODD TIBBETS
----------------------------------      ----------------------------------------
Signature                               Signature of Co-Signer, if any

TODD TIBBETS
----------------------------------      ----------------------------------------
Name (type or print)                    Name of Co-Signer (type or print)

7-18-97
----------------------------------      ----------------------------------------
Date Signed                             Date Signed

                             THE ZONE NETWORK, INC.

                          COUNTERPART SIGNATURE PAGE TO

                            INVESTOR RIGHTS AGREEMENT

                            DATED AS OF JULY 8, 1997

FOUNDER:


/s/ GREG PROSL
----------------------------------      ----------------------------------------
Signature                               Signature of Co-Signer, if any

GREG PROSL
----------------------------------      ----------------------------------------
Name (type or print)                    Name of Co-Signer (type or print)

JULY 18, 1997
----------------------------------      ----------------------------------------
Date Signed                             Date Signed

                             THE ZONE NETWORK, INC.

                          COUNTERPART SIGNATURE PAGE TO

                            INVESTOR RIGHTS AGREEMENT

                            DATED AS OF JULY 8, 1997

FOUNDER:


----------------------------------      ----------------------------------------
Signature                               Signature of Co-Signer, if any


----------------------------------      ----------------------------------------
Name (type or print)                    Name of Co-Signer (type or print)


----------------------------------      ----------------------------------------
Date Signed                             Date Signed

                             THE ZONE NETWORK, INC.

                             SPOUSAL CONSENT PAGE TO

                            INVESTOR RIGHTS AGREEMENT

                               DATED JULY 8, 1997

                                 SPOUSAL CONSENT

I, the spouse of a shareholder of THE ZONE NETWORK, INC. (the "Company"), hereby acknowledge that I have read the foregoing Investor Rights Agreement (the "Agreement") and know its contents, including those provisions that govern voting rights in the Company Securities owned by me or my spouse. In accordance with the Agreement, I hereby agree on behalf of myself and all my successors in interest that the Agreement shall bind my community interest, if any, in Company Securities that are at any time registered on the books of the Company in the name of my spouse. I acknowledge that I have been represented by separate counsel in the execution of this Consent or I have been advised to obtain representation by separate counsel in the execution of this Consent and declined to do so.


                      ---------------------------------------------
                      Signature

                      ---------------------------------------------
                      Name (type or print)

                      ---------------------------------------------
                      Date Signed



                                      -10-